                                                                   EXHIBIT 10.28

                                    FORM 19

                               THE LAND TITLES ACT
                                  (CHAPTER 157)


                                    L E A S E

                         (WITH RESERVATION OF EASEMENT)

-----------------------------------------------------------------------------------------------------------------------
                            Reference to
                            Land Register
                        ----------------------       Town          Mukim       Lot      Description of Land (whether
DESCRIPTION OF LAND       Volume      Folio      Subdivision                                 whole or in part)
-----------------------------------------------------------------------------------------------------------------------
                            336        162            -             3        2164    1)  Whole
                                                                                     2)  2 Science Park Drive
                                                                                         Singapore 0511
-----------------------------------------------------------------------------------------------------------------------

                                T H E  L E S S O R

         --------------------------------------------------------------------------------------------------------------

LESSOR    TECHNOLOGY PARKS PRIVATE LIMITED, a body corporate
          OFFICE USE ONLY incorporated under the Companies Act and having its                   OFFICE
          registered office at 16 SCIENCE PARK DRIVE, #02-01, THE PASTEUR,                     USE ONLY
          SINGAPORE SCIENCE PARK, SINGAPORE 0511
          -------------------------------------------------------------------------------------------------------------

          (the registered proprietor) HEREBY LEASES the registered estate or interest in the land above described to

                                   T H E  L E S S E E

          -------------------------------------------------------------------------------------------------------------
 LESSEE   CHARTERED SEMICONDUCTOR MANUFACTURING PTE LTD (COMPANY
          REGISTRATION NO. 198703584K) a company incorporated in Singapore and                  OFFICE
          having its registered office at 2 SCIENCE PARK DRIVE, SINGAPORE 0511                 USE ONLY
          -------------------------------------------------------------------------------------------------------------

TERM OF LEASE       as tenant  for the term of THIRTY (30) YEARS commencing
                    from the 1ST DAY OF OCTOBER 1987, YIELDING and PAYING therefor the yearly rent of DOLLARS ONE HUNDRED AND
                    EIGHTY-ONE THOUSAND THREE HUNDRED AND FORTY-TWO AND CENTS
                    EIGHTY ONLY ($181,342.80CTS) to be paid by equal quarterly installments on the 1st day of each of the months of January, April, July and October in every year of the said term without any deductions and in advance without demand at the office of the Lessor or at such other office as the Lessor may designate calculated at the rate of $11.60CTS per square metre per annum of the demised premises having an area of 15,633 square metres from the 1ST DAY OF

                    OCTOBER 1987 (hereinafter referred to as "the Initial Rent") which rate was last revised on the 1ST DAY OF OCTOBER 1993 to the rate of $16.73 per square metre per annum. The yearly rent so revised on the 1st day of October 1993 shall be subject to revision on the 1ST DAY OF OCTOBER 1994 and on the 1ST DAY OF OCTOBER of every year thereafter at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6% of the annual rent for each immediately preceding year. The market rent in this context shall mean the rent per square metre per annum of the demised premises excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned and the decision of the Lessor shall be final.

COMMON              TOGETHER with the right (in common with the Lessor
RIGHTS              its successors in title and assigns and all others to
                    whom the Lessor may grant or has already granted the same or similar rights and all others entitled to the like right) at all times and for all purposes connected with the demised premises but not for any other purpose to:

                    (a) pass and repass to and from the demised premises over and along the common roads or ways constructed by the Lessor within the Singapore Science Park (hereinafter referred to as "the Park") of which the demised premises forms part;

                    (b) enjoy such common grounds gardens and such other common facilities within the Park as maybe determined by the Lessor subject to such rules and regulations and terms and conditions as may be determined by the Lessor from time to time. The said roads, ways grounds gardens and such other common facilities shall hereinafter be referred to as "the common areas".

                  AND RESERVING to the Lessor as APPURTENANT TO


                        ----------------------------------------------------------------------------------------------
                            Reference to
                            Land Register
                       ---------------------       Town         Mukim       Lot      Description of Land (whether
DESCRIPTION OF LAND       Volume      Folio      Subdivision                                 whole or in part)
(Dominant Tenement)     -----------------------------------------------------------------------------------------------
                            --          --                          3        2039          Whole
                            --          --                          3        2039          Whole
                        -----------------------------------------------------------------------------------------------

     a RIGHT OF PASSAGE AND RUNNING of water soil electric power gas telephone communication and other similar amenities from the adjoining and neighbouring premise thereon through sewers drains pipes channels cables a ducts upon or under the land hereinafter described a to make connections with such sewers drains pipe channels cables and ducts or any of them for the purpose, of exercising the said right of passage and of running the aforesaid amenities over the land hereinafter described.

                                     - 3 -

                        -----------------------------------------------------------------------------------------------
                            Reference to
                            Land Register
                        ----------------------      Town          Mukim       Lot      Description of Land (whether
DESCRIPTION OF LAND       Volume      Folio      Subdivision                                 whole or in part)
                        -----------------------------------------------------------------------------------------------
reservation of righ        336        162           --             3          2164     1)  Whole
of passage and                                                                         2)  2 Science Park Drive
running of amenities                                                                       Singapore 0511
over land hereby
transferred             ------------------------------------------------------------------------------------------------

                  SUBJECT TO:

PRIOR                               PRIOR ENCUMBRANCE
ENCUMBRANCES

AND the following:

                            COVENANTS AND CONDITIONS

     (a) the covenants, conditions and powers implied by law in instruments of lease (or to such of them as are not hereinafter expressly negative or modified);

     (b)   the covenants and conditions set forth hereinafter contained.

                        SPECIAL COVENANTS AND CONDITIONS

1. The Lessee hereby covenants with the Lessor as follows:

     (i) To pay the yearly rent hereinbefore reserved on the days and in the manner aforesaid.

     (ii) To pay unto the Lessor on demand by way of additional rent a sum equal to all such sums as the Lessor may from time to time pay for insuring and keeping insured the demised premises against loss or damage by fire in case the Lessee shall make default in insuring and keeping insured the demised premises pursuant to the covenant in that behalf hereinafter contained PROVIDED ALWAYS THAT nothing herein shall render it obligatory on the part of the Lessor to insure and keep insured the demised premises or any part thereof.

     (iii) To pay all rates taxes assessments and outgoings whatsoever which now are or which at any time hereafter during the said term may be imposed or charged upon or in respect of the demised premises or any part thereof.

     (iv) To repair and keep in tenantable repair the demised premises and every part thereof throughout the said term.

     (v) To pay a reasonable proportion of the expense of constructing repairing rebuilding and cleansing all sewers drains pipes water-courses and other things (including but not limited to party walls, fences, if any as approved by the Lessor) the use of which is common to the demised premises and the occupiers of any adjoining or neighbouring premises and such proportion in the case of a dispute shall be conclusively determined by the Lessor's surveyor for the time being.

     (vi) To permit the Lessor and his surveyors or agents with or without workmen or others during the said term at reasonable times in the day-time to enter upon the demised premises and every part thereof to examine the state and condition of the same and of defects decays and wants of reparations and of all breaches of covenant there found and the Lessor may thereupon serve on the Lessee notice in writing by leaving the same at or on the demised premises to or for the Lessee to make good the same within such reasonable time as specified in such notice.

     (vii) To perform and observe all the obligations which the Lessor of the demised premises may be liable to perform or observe during the term hereby created by any direction or requirement of any governmental or statutory authority and if the Lessee shall fail to observe or perform this covenants the Lessor may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Lessee as a debt PROVIDED ALWAYS that the Lessor shall not be liable to the Lessee for any loss damage or inconvenience caused thereby.

     (viii) Not to make or cause to be made any addition or alteration affecting the elevation external structure or stability of the demised premises or any thereof without the prior written consent of the Lessor and the relevant governmental and statutory authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Lessee shall give to the Lessor security that the proposed addition alteration or rebuilding will in fact be carried out within a reasonable time.

     (ix) Forthwith to insure and keep insured the demised premises against loss or damage by fire to the full value thereof with a well established insurance company approved by the Lessor and to make all payments necessary for that purpose within seven days after the same shall become payable and upon reasonable notice to produce to the Lessor the policy or policies of such insurance and the receipts for all such payments.

     (x) As often as any buildings on the demised premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to give to the Lessor written notice of such destruction or damage and forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same to the satisfaction of the Lessor and in accordance with the plans and specifications approved by the Lessor and in accordance with the bye-laws regulations and planning schemes of any public or local authority, prevailing at the time, and in case the monies so received shall be insufficient for that purpose then to make up the deficiency out of his own monies, PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor.

     (xi) Not to demise assign mortgage let sublet or underlet or grant a licence or part with or share the possession or occupation of the demised premises in whole or in part without first obtaining the consent of the Lessor in writing. The restrictions contained in
            Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

     (xii) Within six months of the devolution of the interest of the Lessee not perfected by an assent to give notice thereof in writing with particulars thereof to the Lessor and produce to the Lessor such documentary evidence as may be required by the Lessor.

     (xiii) Not to use the demised premises or any part thereof for any illegal or immoral purpose and not to do or permit or suffer to be done upon the demised premises anything which in the opinion of the Lessor may be or become a nuisance annoyance or cause damage or inconvenience to the Lessor or his Lessees or the occupiers of any adjoining or neighbouring premises or whereby any insurance for the time being affected on the demised premises may be rendered void or voidable or be in any way affected.

     (xiv) Not without the prior consent in writing of the Lessor to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the demised premises or of the external rails or fences thereof any nameplate signboard placard poster or other advertisement or hoarding other than a signboard bearing the Lessee's name his address, telephone number and the nature of his trade or business.

     (xv) To make reasonable provision against and be responsible for all loss injury or damage to any person or property including that of the Lessor for which the Lessee may be held liable arising out of or in connection with the occupation and use of the demised premises and to indemnify the Lessor against all proceedings claims costs and expenses which he may incur or for which he may be held liable as a result of any act neglect of default of the Lessee his servants contractors sub-contractors or agents.

     (xvi) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under this Lease from the due dates thereof until payment in full is received by the Lessor.

     (xvii) At the termination of the said term or at the earlier determination thereof to yield up to the Lessor the land hereby, demised together with all buildings structures and fixtures therein in tenantable repair in accordance with the Lessee's covenants herein contained.

     (xviii) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants to the requirements and satisfaction of the Lessor PROVIDED THAT in the event of default by the Lessee under this covenant the Lessor may carry out such remedial measures as he thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable from the Lessee as a debt.

     (xix) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the demised premises in respect of the operations business, trade or industry carried out or conducted therein which shall contravene the provisions of any laws, bye-laws, orders, rules or regulations now or hereafter affecting the same but at his own cost and expense to comply with all such provisions and at all times hereafter to indemnify and keep indemnified the Lessor against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter of thing done or omitted to be done in contravention of the said provisions.

     (xx) To pay all costs disbursements fees and charges legal or otherwise including stamp and registration fees in connection with the preparation stamping and issue of this Lease and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Lease.

     (xxi) To pay all costs and fees legal or otherwise including costs as between solicitor and client in connection with the enforcement of the covenants and conditions herein.

     (xxii) To pay to the Lessor all survey fees and other charges including those payable to and claimed by the relevant Government Planning Authorities and other relevant governmental and statutory authorities for the survey of the demised premises for the purpose of sub-division of the land of which the demised premises forms part and issue of this Lease and Certificate of Title PROVIDED THAT the Lessor shall have the right to employ his own surveyor to carry out the said survey in which event the Lessee shall bear all costs thereby incurred.

     (xxiii) At his own costs to take such steps and execute such works upon the demised premises as may be necessary for the protection of shores and embankments if any and for the prevention of earthslip erosion of soil and failure of slopes expeditiously in workmanlike manner and to the satisfaction of the Lessor.

     (xxiv) To construct an internal drainage system within the demised premises to the satisfaction of the Lessor to ensure that all surface water collected thereon is discharged into the public drains.

     (xxv) Subject always to clause 1(xi) herein, to give to the Lessor written notice of every change of name within one month from the date of each change.

     (xxvi) To perform and observe the covenants on the Lessor's part contained in the Head Lease issued by the President of the Republic of Singapore in respect of the demised premises so far as they are not varied herein and to keep the Lessor indemnified against all claims damages costs and expenses in any way relating thereto.

     (xxvii) To maintain the demised premises and every part thereof in a neat and tidy condition, and forthwith to comply with the Lessor's direction to remove and clear any materials, goods or articles of whatever nature and description from the demised premises or such part thereof as may be stipulated in writing by the Lessor.

     (xxviii) At his own cost to plant and maintain trees and landscape the demised premises in accordance with all the requirements of the Parks and Recreation Department,

              Ministry of National Development and other relevant governmental and statutory authorities.

     (xxix) Not to install and/or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Lessees in connection therewith, to allow the Lessor or any authorised person to inspect at all reasonable times, such installation, machine or apparatus in the demised premises to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Lessee's own expense, to eliminate or reduce such interference or disturbance to the Lessor's satisfaction, if it is found by the Lessor or such authorised person that the Lessee's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

     (xxx) To indemnify the Lessor against each and every claim, proceedings action, loss, penalty, damage, expense, cost and demand which may arise in connection with clauses (xxix) and (xxxvi) herein.

     (xxxi) At the Lessee's own cost to execute such works as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of the Lessor and other relevant governmental and statutory authorities.

     (xxxii) Not to keep or permit to be used or stored in the demised premises or any part thereof any materials of a dangerous or explosive nature without the prior consent in writing of the Lessor and to keep the Lessor indemnified against all damages claims and action caused by the use of storage of such materials whether or not the same is done with the consent of the Lessor.

     (xxxiii) To pay in addition to the yearly rent during the said term from such date as shall be specified in the Lessor's written notice to the Lessee such sum per year as shall be determined by the Lessor on the same dates and in the same manner as for the said rent as charges for the maintenance (hereinafter referred to as "the service charge") by the Lessor of the common areas such sum being calculated based on an area of 15,633 square metres and at the rate to be determined by the Lessor whose decision shall be final PROVIDED THAT if the cost of services shall increase the Lessor may revise the service charge and on serving a notice in writing to the Lessee to this effect such revised service charge shall be payable from the date specified in the notice.

     (xxxiv) Not to use or permit or suffer the demised premises or any part thereof to be used otherwise than for design of VLSI Integrated Circuits and fabrications of CMOS VLSI Integrated Circuits only except with the prior consent in writing of the Lessor.

     (xxxv) Without prejudice to Clause l(viii) to ensure that the gross plot ratio shall not be less than 0.5 with a maximum site coverage of 35% and a minimum green coverage of 35%.

     (xxxvi) Without prejudice to Clause 1(xxxiv) hereof, not to carry on or allow to be carried on in or upon the demised premises or any part thereof any experiment, operation or activity which is objectionable or undesirable by reason of the emission of dust, odours, noise or vibration.

     (xxxvii) Not to store or permit to be stored toxic materials in open yards or carry out or permit to be carried out processes with inherent risk of spillage of toxic materials within the demised premises or any part thereof.

     (xxxviii) Not to discharge any form of waste into surface drains or watercourses.

     (xxxix) Not to erect or suffer to be erected any fences hedges or screens whatsoever on the boundary or open areas of the demised premises or any part thereof.

     (xl) At his own cost to install water pumps on the demised premises if the water pressure in the Park is not sufficient to meet the specific requirements of the Lessee.

     (xli) Not to keep or allow to be kept livestock or other animals at the demised premises or any part thereof.

     (xlii) Without prejudice to the generality of Clauses l(ii-i) and l(vi-i) herein, the rent and other sums payable by the Lessee under or in connection with this lease shall be exclusive of the goods and services tax (hereinafter called "tax") chargeable by any governmental, statutory or tax authority calculated by reference to the amount of rent and any other sums received or receivable by the Lessor from the Lessee and which tax is payable by the Lessee. The Lessee shall pay the tax and the Lessor acting as the collecting agent for the governmental, statutory or tax authority shall collect the tax from the Lessee in the manner and within the period prescribed in accordance with the applicable laws and regulations.

2. The Lessor hereby covenants with the Lessee that the Lessee paying the rent hereinbefore reserved and performing and observing the covenants conditions and agreements on the part of the Lessee hereinbefore contained shall peaceably hold and enjoy the demised premises during the term hereby granted without any interruption of or by the Lessor or any person lawfully claiming through under or in trust for him.

3. PROVIDED ALWAYS and it is hereby agreed between the parties as follows:

     (a) That no estate or interest in the soil of the road and footpath adjacent to the demised premises is or shall be deemed to be included in the demise hereinbefore contained.

     (b) That the Lessee shall not be entitled to any right of access of light or air to the demised premises or any part thereof, which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose.

     (c) That if the said rent hereby reserved or any part thereof shall be unpaid for fourteen days after payable (whether the same shall been formally demanded or not or if any of the covenants or obligations on the part of the Lessee herein contained shall not be performed or observed or if any charging order made in respect of the demised premises shall be enforced by sale or by entry into possession without the written consent of the Lessor having first been obtained (the restriction contained in Section 17 of the Conveyancing and Law of Property Act shall also not apply in such event) by the Lessee or by the person in whose favour the charging order shall have been made, then and in any such case it shall be lawful for the Lessor or any person or persons authorised by him in that behalf at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon the term hereby created shall absolutely determine but without prejudice to any right of action or remedy of the Lessor in respect of any breach of any of the covenants or conditions by the Lessee herein contained PROVIDED THAT if the demised premises have been assigned by way of mortgage the provisions of this clause shall not take effect until the Lessor has served upon the mortgagee a notice in writing that such breach has occurred and the mortgagee has failed to remedy such breach.

     (d) That the Lessor shall not be liable in whatever manner including making good or paying damages to the Lessee in case of:

          (i) any interruption in the services provided by the Lessor for the maintenance of the common areas by reason of repairs or maintenance of any installations or apparatus or damage thereto or by reason of mechanical or other defect or breakdown not excluding breakdown in electricity and water supply;

          (ii) any act, omission, default, misconductor negligence of any servant or employee of the Lessor in or about the performance or purported performance of any duty relating to the provision of the said services.

     (e) That the Lessor shall be under no liability either to the Lessee or to others who may be permitted to enter the Park or any part thereof for accidents happening or injuries sustained or for loss of or damage to property in the Park or any part thereof whether arising from the negligence of the Lessor or that of any servant or agent of the Lessor or otherwise.

4. In this Lease where the context so requires or permits, words importing the singular number or the masculine gender include the plural number or the feminine gender and words importing persons include corporation and vice versa, the expression "the Lessor" shall include its successors-in-title and assigns, the expression "the Lessee" shall include its successors-in-title and permitted assigns (if any), where there are two or more persons included in the expression "the Lessee" covenants expressed to be made by "the Lessee" shall be deemed to be made by such persons jointly and severally, and except where otherwise provided the expression "the demised premises" shall mean the land hereby demised and all buildings, structures, fixtures and fittings therein.

2A The Lessor further covenants with the Lessee that he shall grant to the Lessee a lease of the demised premises for a further term of thirty (30) years (hereinafter referred to as "the further term") from the expiry of the said term upon the same terms and conditions and containing like covenants as are contained in this lease with the EXCEPTION of the present covenant for renewal PROVIDED THAT:

     (i) at the expiry of the said term there be no existing breach(s) or non-observance(s) of any of the covenants and conditions herein contained on the part of the Lessee to be observed or performed; and

     (ii) the rental payable for the further term shall be as set out hereunder;

          (a) the yearly rent for the further term shall be at the rate based on the market rent at the commencement of the further term (hereinafter referred to as "the Second Initial Rent") which rate shall however be subject to a revision on the 1st day of October 2018 to a rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed 7.6% of the Second Initial Rent.

          (b) the yearly rent so revised on the 1st day of October 2018 shall be subject to revision on the 1st day of October of every year thereafter at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6% of the annual rent for each immediately preceding year.

          (c) the yearly rent for the further term shall be payable by equal quarterly installments without any deductions and in advance without demand on the 1st day of each of the months of January, April, July and October in every year of the further term at the office of the Lessor or at such other office as the Lessor may designate the 1st of such payments to be made on or before the commencement of the further term.

          (d) for the purposes of (a) and (b) above, the market rent shall mean the rent per square metre per annum of the demised premises excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned and the decision of the Lessor shall be final.

                        DATE OF LEASE 18th January, 1995

EXECUTION OF LESSOR                                   )
                                                      )
THE COMMON SEAL OF                                    )
                                                      )
TECHNOLOGY PARKS PRIVATE LIMITED                      )
                                                      )
was hereunto affixed                                  )
                                                      )
in the presence of:                                   )

                              [Signature Illegible]
                         ------------------------------
                                    DIRECTOR

                              [Signature Illegible]
                         ------------------------------
                                    SECRETARY

EXECUTION OF LESSOR                                    )
                                                       )
THE COMMON SEAL OF                                     )
                                                       )
CHARTERED SEMICONDUCTOR MANUFACTURING PTE LTD          )
                                                       )
was hereunto affixed                                   )
                                                       )
in the presence of:                                    )



                           /s/   LIM MING SEONG
                         ------------------------------
                               Mr. Lim Ming Seong
                               EXECUTIVE CHAIRMAN

                             /s/  CHUA SU LI
                         ------------------------------
                               Chua Su Li (Mrs.)
                                   SECRETARY

CERTIFICATE OF CORRECTNESS

     I, Cheang Kok Kheong, a duly authorised officer of the Technology Parks Private Limited for and on behalf of the Lessor hereby certify, pursuant to
     Section 54 of the Land Titles Act (Chapter 157) that this instrument is correct for the purposes of the said Act.

                             /s/ Cheang Kok Kheong

     I, Chia Choon Yang, the Solicitor for the Lessee hereby certify pursuant to Section 54 of the Land Titles Act (Chapter 157) that this instrument is correct for the purposes of the said Act.

                            /s/ Chia Choon Yang

     I, Chia Choon Yang, the solicitor for the Lessee hereby certify that the place of incorporation and registration number allocated by the Registry of Companies to the Lessee as abovementioned specified in the within instrument have been verified from the Certificate of Incorporation produced and shown to me, and are found to be correct.

     Dated this 5th day of January 1995.

                            /s/ Chia Choon Yang

     I, Chia Choon Yang, the solicitor for the Lessee hereby certify that according to the information supplied to me by the Chief Planner within the last 8 weeks (i.e. 8 weeks immediately preceding the date of instrument on which the certificate is endorsed or to which the certificate is attached), the within land is zoned as Science Park and the within property is for research and development use and the specific use approved is research and development.

     Dated this 5th day of January 1995.

                            /s/ Chia Choon Yang

     I, Chia Choon Yang, the solicitor for the Lessee' hereby certify that I have compared this duplicate instrument with the original and that this is the true copy thereof.

     Dated this 5th day of January 1995.

                            /s/ Chia Choon Yang